                               AIM BLUE CHIP FUND

[AIM LOGO APPEARS HERE]          ANNUAL REPORT                  OCTOBER 31, 1997

                    ----------------------------------------

                               AIM BLUE CHIP FUND

                                For shareholders

                       who seek a relatively conservative

                       investment portfolio that contains

                          the stocks of top-performing

                           companies within designated

                               business sectors.

                    ----------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Blue Chip Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC). The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B and C shares will differ from Class A shares due to differing fees and expenses.
o   Class C shares commenced sales August 4, 1997.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Growth Fund Index represents an average of the performance of the 30 largest growth mutual funds tracked by Lipper Analytical Services, Inc., an independent mutual funds performance monitor.
o The Dow Jones Industrial Average (DJIA) is an unmanaged composite of the performance of 30 large-company stocks.
o The Russell 1000 Index measures the performance of 1000 large-company stocks.
o Standard & Poor's Corporation (S&P) is a credit-rating agency. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends.
o The Europe, Australia, Far East (EAFE) Index is a group of unmanaged securities. The index is compiled by Morgan Stanley Capital International.
o The NASDAQ (National Association of Securities Dealers Automated Quotation system) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-sized company stock universe.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested interest and do not reflect sales charges.

                 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
           ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
           ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
         ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
              INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

           This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter

                   Dear Fellow Shareholder:

                   The fiscal year ended October 31, 1997 experienced no let-up
 [PHOTO OF         in the volatility in equity markets, and it closed on an
Charles T.         unsettling note. In late October, in the wake of a currency
   Bauer,          crisis in Southeast Asia, the stock market experienced its
Chairman of        first 10% correction since 1991. On Monday, October 27, the
the Board of       New York Stock Exchange closed to deal with market volatility
  THE FUND         for the first time in its history when the Dow Jones
APPEARS HERE]      Industrial Average fell 554 points, the index's largest point decline ever. It is important to note that in percentage terms, this was a drop of 7.18%, far smaller than the 22.61% decline that occurred October 19, 1987. Fortunately, this time the market snapped back, and the Dow regained 337 points the next day. As of this writing, markets continue to recover.
                      Many investment managers, including AIM, had cautioned
                   that a correction was inevitable, that the relentless rise in benchmarks like the Dow could not continue. In less than 12 months, the Dow had climbed from 6010 on October 14, 1996, to reach its all-time high of 8259 on August 6, 1997.
    When markets become overvalued, no one knows what will precipitate a decline. No one foresaw that a currency devaluation by Thailand beginning during the summer would lead to worldwide stock market turmoil.
    Despite recent activities, the fiscal year ended October 31 brought domestic equity investors excellent returns: The Dow was up almost 26%; the broader S&P 500, more than 32%; the NASDAQ small-cap index, 30.46%. International investments, while positive, weren't as robust; the EAFE Index rose 4.63%. On the following pages, your Fund managers discuss how your Fund performed in this market context and their outlook for the future.

REALISTIC EXPECTATIONS

The 1100-point decline in the Dow between early August and late October was the latest in a series of market breaks. Between mid-March and mid-April of this year, for example, the Dow dropped almost 10%.
    Many investors, including professional fund managers, have become accustomed to buying on these market breaks because the market has bounced back quickly. From its 1997 low of 6391 on April 11, the Dow took less than four months to rise almost 2000 points to its all-time high.
    However, this time could be different. Many investors have developed two unrealistic expectations: first, a belief that stocks can rise more than 20% a year indefinitely; and second, confidence that the market always rebounds swiftly from a decline.
    Neither notion is historically correct. History tells us that over the long term, average annual total return for stocks is about 10%, not 20%. And those of us who have been in this business for many years remember the bear market of the 1970s, when the market experienced a series of declines and recovery was very slow.
    Nevertheless, there is reason for optimism, including sound fiscal policy steadily shrinking the federal deficit, stable interest rates, and a strong economy unharmed by inflation. Despite recent events in Asia, it is difficult to be pessimistic about the U.S. economy and, indeed, about most of the developed economies in the world.
    We are pleased to send you this report on your Fund. Please contact our Client Services department at 800-959-4246 if you have any questions or comments. Don't forget that automated information about your AIM account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Or visit our Web site, at www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                       ----------------------------------

                           Despite recent activities,

                        the fiscal year ended October 31

                        brought domestic equity investors

                               excellent returns.

                       ----------------------------------

The Managers' Overview

BLUE CHIP FUND THRIVES IN CHANGEABLE MARKETS

A roundtable discussion with the Fund management team for AIM Blue Chip Fund for the year ended October 31, 1997.

--------------------------------------------------------------------------------
Q.  IT WAS A NERVE-JANGLING YEAR IN THE STOCK MARKET. HOW DID AIM BLUE CHIP
    FUND PERFORM?

A. Despite an extremely volatile market and a shift in the market leadership from large- to small-cap stocks, your Fund continued to provide excellent returns.
         For the fiscal year ended October 31, 1997, the Fund posted a total return of 29.68% and 28.81% for Class A and Class B shares, respectively, besting the 28.42% total return for the Lipper Growth Fund Index. Class C shares commenced sales August 4, 1997, and had a total return of -3.06% for the period ended October 31, 1997.
         The Fund's performance was particularly strong in the second half of the year, even after small-cap stocks emerged as market leaders. From April 30, 1997 through the end of the reporting period, total return for Class A shares was 17.10% while total return for Class B shares was 16.65%. By comparison, the Standard & Poor's Index of 500 Stocks (S&P 500) and the Russell 1000 had returns of 15.13% and 16.59%, respectively.
         During the fiscal year, net assets in the Fund skyrocketed from $129 million to more than $766 million.

Q.  WHAT WERE THE MAJOR TRENDS IN THE STOCK MARKET DURING THE FISCAL YEAR?

A. Although the Dow Jones Industrial Average (DJIA) soared to record heights, the market experienced three major declines, including one in December 1996 and another from mid-March to mid-April 1997.
         However, the first two selloffs were overshadowed by the third, which occurred from early August to late October 1997 as the decline culminated in the stunning events of October 27, when the DJIA lost 554 points or 7.2% of its value in a single day.

Q.  WHAT TRIGGERED THE EVENTS OF OCTOBER 27-28, 1997?

A. Currency devaluations in Southeast Asia touched off a major selloff in the Hong Kong market which had worldwide repercussions. However, the sharp drop in the DJIA on October 27 was followed by an impressive turnaround the following day as the industrial average rose 337 points--a 4.7% increase.
         Investors rushed to buy stocks at lower prices, causing the market to recover a good portion of its losses.

Q.  HOW DID BLUE-CHIP STOCKS FARE?

A. For most of the year, large-company stocks--the type primarily found in your Fund's portfolio--were market leaders. Concerned that rapid economic growth might lead to inflation and higher interest rates that could erode corporate profits, investors were attracted to large-company stocks with more predictable earnings.
         However, during the second half of the fiscal year, inflation continued to be tame and borrowing costs actually declined. Consequently, investors gravitated to the less expensive stocks of mid- and small-sized companies with greater earnings potential.

Q.  HOW DID THE FUND PERFORM WHEN THE MARKET EMPHASIS SHIFTED TO SMALL-CAP
    STOCKS?

A. Your Fund continued to produce solid returns even after small-cap stocks became the primary focus of investors. In the third quarter of 1997, for example, Class A and B shares posted a total return of 9.47% and 9.27%, respectively, besting the 8.73% total return of the Russell 1000 Index and the 7.49% total return of the Standard & Poor's Composite Index of 500 Stocks (S&P 500).

Q. WHY DID BLUE CHIP FUND OUTPERFORM THE RUSSELL 1000 AND THE S&P 500 IN THE BROADER MARKET ENVIRONMENT?

A. Your Fund outperformed the S&P 500 and Russell 1000 because it is more diversified than these benchmark indexes. The S&P 500 and the Russell 1000 are weighted in favor of larger-company stocks. As a result, the performance of these indexes tends to reflect that of the larger-cap stocks.
         By contrast, Blue Chip Fund's portfolio is more equally weighted in terms of stock holdings. Consequently, when the market focus shifted to smaller company stocks, it was in a better position to take advantage of this trend.
================================================================================
FUND VS. INDEX
--------------------------------------------------------------------------------
Year ended 10/31/97

Lipper Growth Fund Index        28.42%

Class B Shares                  28.81%

Class A Shares                  29.68%

================================================================================

         See important fund and index disclosures on inside front cover.

The Managers' Overview

TOP 10 HOLDINGS

As of 10/31/97, based on total net assets

===================================================================================================================
TOP 10 EQUITY HOLDINGS                                      TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------------------
 1. Philip Morris Companies, Inc.       1.65%                1.  Health Care (Diversified)                    4.08%

 2. Microsoft Corp.                     1.44                 2.  Health Care (Drugs--Major Pharmaceuticals)   3.75

 3. Pfizer, Inc.                        1.38                 3.  Computers (Hardware)                         3.69

 4. General Electric Co.                1.35                 4.  Financial (Diversified)                      3.51

 5. WorldCom, Inc.                      1.32                 5.  Manufacturing (Diversified)                  3.48

 6. Merck & Co., Inc.                   1.28                 6.  Oil (International Integrated)               3.19

 7. Coca-Cola Co. (The)                 1.25                 7.  Insurance (Multi-Line)                       2.82

 8. Chase Manhattan Corp.               1.20                 8.  Electric Companies                           2.61

 9. Exxon Corp.                         1.20                 9.  Telephone                                    2.41

10. Service Corp. International         1.19                10.  Services (Data Processing)                   2.33

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
===================================================================================================================

Q.  HOW WAS THE FUND POSITIONED AS OF OCTOBER 31, 1997?

A. Among the Fund's top sector holdings were: financial, 20%; technology, 16%; and health care, 12%. In the past six months, we have reduced our technology and health-care holdings slightly while moderately increasing our exposure in the financial sector.

Q.  WHAT'S BEHIND THE SOLID PERFORMANCE OF FINANCIAL-COMPANY STOCKS?

A. Earnings remained strong in the financial sector as companies benefited from declining interest rates, low inflation, and a continuing wave of mergers and acquisitions. For example, Travelers Group, Inc., one of the stocks in the portfolio, acquired Salomon Brothers, a leading investment banking firm, in September. Travelers' earnings for the third quarter of 1997 were 18% higher than for the same period in 1996.
         The Fund also benefited from owning the stocks of Franklin Resources, Inc., American International, and MGIC Investment Corp.

Q.  HOW DID TECHNOLOGY STOCKS PERFORM?

A. While technology stocks continued to be volatile, we remain optimistic about the long-term prospects for this sector. The largest portion of corporate and global capital expenditures is being channeled into the technology area.
         Within the technology sector, we seek to invest in companies that have been the beneficiaries of these corporate spending trends and that have shown positive earnings growth. Texas Instruments, one of the stocks in the portfolio, reported third-quarter earnings that exceeded analysts' expectations as the company benefited from a strong demand for semiconductors, especially its newest microchips.
         The Fund also benefited from owning the stocks of Compaq Computer Corp., Dell Computer Corp., and Hewlett-Packard Co. These three companies emerged as third-quarter leaders in computer sales.

Q.  WHAT MAKES HEALTH-CARE STOCKS ATTRACTIVE?

A. As the population ages, we expect the health-care industry to remain vibrant. At the end of the fiscal year, the Fund's health-care holdings primarily were in pharmaceutical manufacturers and diversified companies such as Warner-Lambert.
         For the third quarter of 1997, Warner-Lambert reported a 30% increase in earnings over the same period for the previous year. The company's earnings were given a boost by the introduction of several new product lines, including a cholesterol-reducing agent.
         Other health-care stocks in the portfolio included Pfizer Inc. and Eli Lilly Co. Both companies reported strong third-quarter earnings, bolstered by new-product sales.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A. As 1997 draws to a close, the environment seems favorable for the stock market. The economy is growing at a healthy pace, corporate profits are strong, and inflation is low. The Federal Reserve Board (the Fed), after tightening monetary policy in March 1997, has left interest rates unchanged.
         However, volatility could continue to be a factor in the market. The periodic release of key economic data, which could provide some indication on the direction of inflation--and the Fed's likely response--could cause the market to fluctuate dramatically. Also, as the events of October 27 illustrated, offshore developments, such as the Hong Kong stock-market tumble, could have an impact on the market.
         Finally, investors would be well advised to be realistic in their expectations. Stock returns, which have exceeded 20% in recent years, could be gravitating back to their more historic levels of approximately 10%.

       See important fund and index disclosures on inside front cover.

Long-Term Performance

BLUE CHIP FUND VS. BENCHMARK INDEX

The chart below compares your Fund to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 10/31/87-10/31/97. It is important to understand the difference between your Fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Russell 1000 Index. Unlike your Fund, an index is not managed; therefore, there are no sales charges, expenses or fees. You cannot invest in an index. But if you could buy all the securities that make up an index, you would incur expenses that would affect the return of your investment.

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------
                  AIM BLUE CHIP
                   FUND CLASS
                    A SHARES        RUSSELL 1000 INDEX
--------------------------------------------------------------------------------
                           (In thousands)

10/31/87            $ 9,448             $10,000

10/31/88            $10,249             $11,563

10/31/89            $12,287             $14,657

10/31/90            $12,483             $13,185

10/31/91            $15,999             $18,009

10/31/92            $17,590             $19,947

10/31/937           $18,460             $23,096

10/31/94            $19,979             $23,812

10/31/95            $24,728             $30,242

10/31/96            $31,127             $37,173

10/31/97            $40,367             $49,009
================================================================================

Past performance cannot guarantee comparable future results.

================================================================================
AVERAGE ANNUAL TOTAL RETURN

As of 10/31/97 including sales charges

CLASS A SHARES

     1 Year                 22.54%
     5 Years                16.74
     10 Years               14.97

CLASS B SHARES

     1 Year                 23.81
     Inception (10/1/96)    23.82

CLASS C SHARES

     Inception (8/4/97)     -4.03
================================================================================

Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

SCHEDULE OF INVESTMENTS

October 31, 1997

                                                     MARKET
                                      SHARES         VALUE

COMMON STOCKS-92.62%

AIR FREIGHT-0.48%

Federal Express Corp.(a)                 55,000   $  3,671,250
--------------------------------------------------------------

AIRLINES-0.50%

Delta Air Lines, Inc.                    38,000      3,828,500
--------------------------------------------------------------

ALUMINUM-0.52%

Aluminum Company of America              55,000      4,015,000
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-1.48%

Fifth Third Bancorp                      56,700      3,635,888
--------------------------------------------------------------
NationsBank Corp.                        64,000      3,832,000
--------------------------------------------------------------
Norwest Corp.                           120,000      3,847,500
--------------------------------------------------------------
                                                    11,315,388
--------------------------------------------------------------

BANKS (MONEY CENTER)-2.10%

Chase Manhattan Corp.                    80,000      9,230,000
--------------------------------------------------------------
Citicorp                                 55,000      6,878,438
--------------------------------------------------------------
                                                    16,108,438
--------------------------------------------------------------

BANKS (REGIONAL)-0.65%

State Street Corp.                       90,000      5,017,500
--------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-1.49%

Coca-Cola Co. (The)                     170,000      9,605,000
--------------------------------------------------------------
PepsiCo, Inc.                            50,000      1,840,625
--------------------------------------------------------------
                                                    11,445,625
--------------------------------------------------------------

CHEMICALS-1.27%

Du Pont (E.I.) de Nemours & Co.         100,000      5,687,500
--------------------------------------------------------------
Monsanto Co.                             95,000      4,061,250
--------------------------------------------------------------
                                                     9,748,750
--------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.44%

Goodrich (B.F.) Co.                      75,000      3,342,188
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.84%

Lucent Technologies, Inc.                70,000      5,770,625
--------------------------------------------------------------
Motorola, Inc.                           55,000      3,396,250
--------------------------------------------------------------
Northern Telecom Ltd. (Canada)           55,000      4,932,813
--------------------------------------------------------------
                                                    14,099,688
--------------------------------------------------------------

COMPUTERS (HARDWARE)-3.69%

Compaq Computer Corp.(a)                118,000      7,522,500
--------------------------------------------------------------
Dell Computer Corp.(a)                   81,600      6,538,200
--------------------------------------------------------------
Hewlett-Packard Co.                      60,000      3,701,250
--------------------------------------------------------------
International Business Machines
  Corp.                                  55,000      5,393,438
--------------------------------------------------------------

COMPUTERS (HARDWARE)-(CONTINUED)

Sun Microsystems, Inc.(a)               150,000   $  5,137,500
--------------------------------------------------------------
                                                    28,292,888
--------------------------------------------------------------

COMPUTERS (NETWORKING)-0.86%

Cisco Systems, Inc.(a)                   80,000      6,562,500
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-1.98%

Computer Associates International,
  Inc.                                   55,000      4,100,938
--------------------------------------------------------------
Microsoft Corp.(a)                       85,000     11,050,000
--------------------------------------------------------------
                                                    15,150,938
--------------------------------------------------------------

CONSUMER FINANCE-1.13%

Household International, Inc.            35,000      3,963,750
--------------------------------------------------------------
SLM Holding Corp.                        33,300      4,674,488
--------------------------------------------------------------
                                                     8,638,238
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.77%

Cardinal Health, Inc.                    80,000      5,940,000
--------------------------------------------------------------

ELECTRIC COMPANIES-2.61%

Allegheny Energy, Inc.                  185,000      5,226,250
--------------------------------------------------------------
American Electric Power Co.             120,000      5,670,000
--------------------------------------------------------------
CINergy Corp.                           140,000      4,620,000
--------------------------------------------------------------
Edison International                    175,000      4,484,375
--------------------------------------------------------------
                                                    20,000,625
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.14%

Emerson Electric Co.                     71,000      3,723,063
--------------------------------------------------------------
General Electric Co.                    160,000     10,330,000
--------------------------------------------------------------
Honeywell, Inc.                          34,000      2,314,125
--------------------------------------------------------------
                                                    16,367,188
--------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-0.37%

Perkin-Elmer Corp.                       45,000      2,812,500
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-2.31%

Altera Corp.(a)                          70,000      3,106,250
--------------------------------------------------------------
Intel Corp.                              95,000      7,315,000
--------------------------------------------------------------
Texas Instruments, Inc.                  68,000      7,254,750
--------------------------------------------------------------
                                                    17,676,000
--------------------------------------------------------------

ENTERTAINMENT-0.80%

Walt Disney Co. (The)                    75,000      6,168,750
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTORS)-0.77%

Applied Materials, Inc.(a)              176,000      5,874,000
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

FINANCIAL (DIVERSIFIED)-3.51%

Federal Home Loan Mortgage Corp.        110,000   $  4,166,250
--------------------------------------------------------------
Federal National Mortgage Association   125,000      6,054,688
--------------------------------------------------------------
MGIC Investment Corp.                   135,000      8,142,187
--------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                        175,000      8,575,000
--------------------------------------------------------------
                                                    26,938,125
--------------------------------------------------------------

FOODS-1.45%

ConAgra, Inc.                           210,000      6,326,250
--------------------------------------------------------------
Sara Lee Corp.                           93,000      4,754,625
--------------------------------------------------------------
                                                    11,080,875
--------------------------------------------------------------

FOOTWEAR-0.57%

Adidas A.G. (Germany)                    30,000      4,345,807
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-4.08%

Abbott Laboratories                      65,000      3,985,313
--------------------------------------------------------------
American Home Products Corp.            110,000      8,153,750
--------------------------------------------------------------
Bristol-Myers Squibb Co.                 60,000      5,265,000
--------------------------------------------------------------
Johnson & Johnson                       105,000      6,024,375
--------------------------------------------------------------
Warner-Lambert Co.                       55,000      7,875,313
--------------------------------------------------------------
                                                    31,303,751
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-3.75%

Lilly (Eli) & Co.                       125,000      8,359,375
--------------------------------------------------------------
Merck & Co., Inc.                       110,000      9,817,500
--------------------------------------------------------------
Pfizer, Inc.                            150,000     10,612,500
--------------------------------------------------------------
                                                    28,789,375
--------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.75%

HEALTHSOUTH Corp.(a)                    225,000      5,751,562
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-2.24%

Baxter International Inc.                75,000      3,468,750
--------------------------------------------------------------
Boston Scientific Corp.(a)               60,000      2,730,000
--------------------------------------------------------------
Guidant Corp.                            90,000      5,175,000
--------------------------------------------------------------
Medtronic, Inc.                          85,000      3,697,500
--------------------------------------------------------------
Sybron International Corp.(a)            51,600      2,070,450
--------------------------------------------------------------
                                                    17,141,700
--------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-2.02%

Colgate-Palmolive Co.                    80,000      5,180,000
--------------------------------------------------------------
Kimberly-Clark Corp.                     80,000      4,155,000
--------------------------------------------------------------
Procter & Gamble Co. (The)               90,000      6,120,000
--------------------------------------------------------------
                                                    15,455,000
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.15%

Conseco Inc.                            110,000      4,798,750
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-(CONTINUED)

Torchmark Corp.                         100,000   $  3,987,500
--------------------------------------------------------------
                                                     8,786,250
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-2.82%

American International Group, Inc.       80,000      8,165,000
--------------------------------------------------------------
CIGNA Corp.                              35,000      5,433,750
--------------------------------------------------------------
Travelers Group, Inc.                   115,000      8,050,000
--------------------------------------------------------------
                                                    21,648,750
--------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-1.68%

Allstate Corp.                          105,000      8,708,437
--------------------------------------------------------------
Progressive Corp.                        40,000      4,170,000
--------------------------------------------------------------
                                                    12,878,437
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-1.01%

Merrill Lynch & Co., Inc.               115,000      7,776,875
--------------------------------------------------------------

INVESTMENT MANAGEMENT-1.00%

Franklin Resources, Inc.                 85,000      7,639,375
--------------------------------------------------------------

LODGING (HOTELS)-1.61%

Carnival Corp.-Class A                  170,000      8,245,000
--------------------------------------------------------------
ITT Corp.(a)                             55,000      4,107,812
--------------------------------------------------------------
                                                    12,352,812
--------------------------------------------------------------

MACHINERY (DIVERSIFIED)-1.80%

Caterpillar Inc.                         55,000      2,818,750
--------------------------------------------------------------
Deere & Co.                             105,000      5,525,625
--------------------------------------------------------------
Ingersoll-Rand Co.                      139,500      5,431,781
--------------------------------------------------------------
                                                    13,776,156
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-3.48%

Corning Inc.                             85,000      3,835,625
--------------------------------------------------------------
Thermo Electron Corp.(a)                210,000      7,835,625
--------------------------------------------------------------
Tyco International Ltd.                 230,000      8,682,500
--------------------------------------------------------------
United Technologies Corp.                90,000      6,300,000
--------------------------------------------------------------
                                                    26,653,750
--------------------------------------------------------------

NATURAL GAS-0.98%

El Paso Natural Gas Co.                 125,000      7,492,187
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.20%

Danka Business Systems PLC-ADR
  (United Kingdom)                       40,700      1,505,900
--------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-3.19%

Exxon Corp.                             150,000      9,215,625
--------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York shares (Netherlands)             160,000      8,420,000
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

OIL (INTERNATIONAL INTEGRATED)-(CONTINUED)

Texaco, Inc.                            120,000   $  6,832,500
--------------------------------------------------------------
                                                    24,468,125
--------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-1.78%

Halliburton Co.                          90,000      5,366,250
--------------------------------------------------------------
Schlumberger Ltd.                        95,000      8,312,500
--------------------------------------------------------------
                                                    13,678,750
--------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.52%

Apache Corp.                             95,000      3,990,000
--------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.90%

Bowater, Inc.                            85,000      3,554,062
--------------------------------------------------------------
Mead Corp.                               55,000      3,327,500
--------------------------------------------------------------
                                                     6,881,562
--------------------------------------------------------------

PERSONAL CARE-1.09%

Avon Products, Inc.                      60,000      3,930,000
--------------------------------------------------------------
Gillette Co.                             50,000      4,453,125
--------------------------------------------------------------
                                                     8,383,125
--------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.98%

Xerox Corp.                              95,000      7,534,687
--------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.45%

CalEnergy, Inc.(a)                      100,000      3,425,000
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.61%

New York Times Co.-Class A               85,000      4,653,750
--------------------------------------------------------------

RAILROADS-0.42%

Canadian National Railway Co.
  (Canada)                               60,000      3,236,250
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.83%

Home Depot, Inc.                        115,000      6,396,875
--------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.14%

CompUSA, Inc.(a)                        140,000      4,585,000
--------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)           140,000      4,173,750
--------------------------------------------------------------
                                                     8,758,750
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.53%

Kohl's Corp.(a)                          60,000      4,027,500
--------------------------------------------------------------

RETAIL (DRUG STORES)-1.53%

CVS Corp.                                85,000      5,211,562
--------------------------------------------------------------
Rite Aid Corp.                          110,000      6,531,250
--------------------------------------------------------------
                                                    11,742,812
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.32%

Kroger Co.(a)                           150,000      4,893,750
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-(CONTINUED)

Safeway, Inc.(a)                         90,000   $  5,231,250
--------------------------------------------------------------
                                                    10,125,000
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-1.54%

Costco Companies, Inc.(a)               160,000      6,160,000
--------------------------------------------------------------
Wal-Mart Stores, Inc.                   160,000      5,620,000
--------------------------------------------------------------
                                                    11,780,000
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.38%

Toys "R" Us, Inc.(a)                     85,000      2,895,312
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.54%

TJX Companies, Inc. (The)               140,000      4,147,500
--------------------------------------------------------------

SAVINGS & LOAN COMPANIES-1.61%

Ahmanson (H.F.) & Co.                   105,000      6,195,000
--------------------------------------------------------------
Washington Mutual, Inc.                  90,000      6,159,375
--------------------------------------------------------------
                                                    12,354,375
--------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.50%

Interpublic Group of Companies, Inc.     80,000      3,800,000
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-2.16%

HFS, Inc.(a)                            105,000      7,402,500
--------------------------------------------------------------
Service Corp. International             300,000      9,131,250
--------------------------------------------------------------
                                                    16,533,750
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-2.33%

Equifax, Inc.                           250,000      7,765,625
--------------------------------------------------------------
First Data Corp.                        165,000      4,795,312
--------------------------------------------------------------
Fiserv, Inc.(a)                         119,000      5,325,250
--------------------------------------------------------------
                                                    17,886,187
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.32%

WorldCom, Inc.(a)                       300,000     10,087,500
--------------------------------------------------------------

TELEPHONE-2.41%

BellSouth Corp.                         130,000      6,150,625
--------------------------------------------------------------
Cincinnati Bell, Inc.                   210,000      5,670,000
--------------------------------------------------------------
SBC Communications, Inc.                105,000      6,680,625
--------------------------------------------------------------
                                                    18,501,250
--------------------------------------------------------------

TOBACCO-1.65%

Philip Morris Companies, Inc.           320,000     12,680,000
--------------------------------------------------------------

WASTE MANAGEMENT-0.59%

Browning-Ferris Industries, Inc.        140,000      4,550,000
--------------------------------------------------------------
    Total Common Stocks                            709,910,701
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

U.S. TREASURY BILLS-4.61%(b)

5.093%, 01/02/98                    $35,635,000(c) $ 35,350,632
--------------------------------------------------------------

REPURCHASE AGREEMENT-2.03%(d)

SBC Warburg Inc., 5.65%,
  11/03/97(e)                        15,547,344     15,547,344
--------------------------------------------------------------
TOTAL INVESTMENTS-99.26%                           760,808,677
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.74%                  5,653,936
--------------------------------------------------------------
NET ASSETS-100.00%                                $766,462,613
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) U. S. Treasury bills are traded on a discount. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to insure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 10/31/97 with a maturing value of $350,164,792. Collateralized by $355,329,000 U.S. Government obligations, 7.00% to 9.875% due 11/15/15 to 10/01/27 with an aggregate market value at 10/31/97 of $359,463,470.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1997

ASSETS:

Investments, at market value (cost
  $649,808,633)                             $760,808,677
--------------------------------------------------------
Foreign currencies, at market value (cost
  $8,858)                                          9,027
--------------------------------------------------------
Receivables for:
  Investments sold                                82,523
--------------------------------------------------------
  Capital stock sold                           8,460,104
--------------------------------------------------------
  Dividends and interest                         436,117
--------------------------------------------------------
  Variation margin                               783,750
--------------------------------------------------------
Investment for deferred compensation plan          6,203
--------------------------------------------------------
Other assets                                      64,526
--------------------------------------------------------
    Total assets                             770,650,927
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        1,692,125
--------------------------------------------------------
  Capital stock reacquired                     1,153,581
--------------------------------------------------------
  Deferred compensation                            6,203
--------------------------------------------------------
Accrued advisory fees                            668,541
--------------------------------------------------------
Accrued administrative service fees                7,205
--------------------------------------------------------
Accrued directors' fees                            3,732
--------------------------------------------------------
Accrued distribution fees                        377,470
--------------------------------------------------------
Accrued transfer agent fees                      178,284
--------------------------------------------------------
Accrued operating expenses                       101,173
--------------------------------------------------------
    Total liabilities                          4,188,314
--------------------------------------------------------

NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                               $766,462,613
========================================================

NET ASSETS:
  Class A                                   $498,178,315
========================================================
  Class B                                   $264,337,181
========================================================
  Class C                                   $  3,947,117
========================================================
CAPITAL STOCK, $.001 PAR VALUE PER SHARE:
  Class A:
    Authorized                               750,000,000
--------------------------------------------------------
    Outstanding                               16,091,502
========================================================
  Class B:
    Authorized                               750,000,000
--------------------------------------------------------
    Outstanding                                8,594,415
========================================================
  Class C:
    Authorized                               750,000,000
--------------------------------------------------------
    Outstanding                                  128,351
========================================================
CLASS A:
Net asset value and redemption price per
  share                                     $      30.96
========================================================
OFFERING PRICE PER SHARE:
  (Net asset value of $30.96 divided
  by 94.50%)                                $      32.76
========================================================
CLASS B:
Net asset value and offering price per
  share                                     $      30.76
========================================================
CLASS C:
Net asset value and offering price per
  share                                     $      30.75
========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1997

INVESTMENT INCOME:

Dividends (net of $34,796 foreign
  withholding tax)                          $  5,144,832
--------------------------------------------------------
Interest                                       2,993,589
--------------------------------------------------------
    Total investment income                    8,138,421
--------------------------------------------------------

EXPENSES:

Advisory fees                                  3,254,853
--------------------------------------------------------
Custodian fees                                    69,458
--------------------------------------------------------
Directors' fees                                    9,788
--------------------------------------------------------
Distribution fees -- Class A                   1,128,115
--------------------------------------------------------
Distribution fees -- Class B                   1,268,502
--------------------------------------------------------
Distribution fees -- Class C                       4,842
--------------------------------------------------------
Transfer agent fees -- Class A                   516,695
--------------------------------------------------------
Transfer agent fees -- Class B                   386,081
--------------------------------------------------------
Transfer agent fees -- Class C                     1,447
--------------------------------------------------------
Administrative service fees                       73,653
--------------------------------------------------------
Other                                            272,781
--------------------------------------------------------
    Total expenses                             6,986,215
--------------------------------------------------------
Less: Fees waived by advisor                    (100,380)
--------------------------------------------------------
   Expenses paid indirectly                      (10,722)
--------------------------------------------------------
    Net expenses                               6,875,113
--------------------------------------------------------
Net investment income                          1,263,308
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES AND FUTURES CONTRACTS:

Net realized gain on sales of:
    Investment securities                     11,511,488
--------------------------------------------------------
    Foreign currencies                             8,772
--------------------------------------------------------
    Futures contracts                          5,311,129
--------------------------------------------------------
                                              16,831,389
--------------------------------------------------------

Net unrealized appreciation (depreciation)
  of:
    Investment securities                     83,738,179
--------------------------------------------------------
    Foreign currencies                               157
--------------------------------------------------------
    Futures contracts                           (951,557)
--------------------------------------------------------
                                              82,786,779
--------------------------------------------------------

Net gain on investment securities, foreign
  currencies and futures contracts            99,618,168
--------------------------------------------------------

Net increase in net assets resulting from
  operations                                $100,881,476
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the year ended October 31, 1997, the one month ended October 31, 1996 and the year ended September 30, 1996

                                                                               ONE MONTH
                                                                                 ENDED
                                                              OCTOBER 31,     OCTOBER 31,     SEPTEMBER 30,
                                                                  1997            1996            1996
                                                              ------------    ------------    -------------
OPERATIONS:

  Net investment income                                       $  1,263,308    $      7,068    $    413,986
-----------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities,
    foreign currencies and futures contracts                    16,831,389       1,953,887      17,138,864
-----------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities, foreign currencies and futures contracts        82,786,779         254,588      (1,172,983)
-----------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations       100,881,476       2,215,543      16,379,867
-----------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                         (271,127)             --        (616,045)
-----------------------------------------------------------------------------------------------------------
  Class B                                                          (24,561)             --              --
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                      (12,005,450)             --      (8,878,928)
-----------------------------------------------------------------------------------------------------------
  Class B                                                       (1,655,534)             --              --
-----------------------------------------------------------------------------------------------------------
Capital stock transactions -- net:
  Class A                                                      314,611,429      11,821,515      28,205,736
-----------------------------------------------------------------------------------------------------------
  Class B                                                      232,350,533       8,096,586              --
-----------------------------------------------------------------------------------------------------------
  Class C                                                        4,027,493              --              --
-----------------------------------------------------------------------------------------------------------
    Net increase in net assets                                 637,914,259      22,133,644      35,090,630
-----------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          128,548,354     106,414,710      71,324,080
-----------------------------------------------------------------------------------------------------------
  End of period                                               $766,462,613    $128,548,354    $106,414,710
===========================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $638,472,344    $ 87,482,889    $ 67,564,788
-----------------------------------------------------------------------------------------------------------
  Undistributed net investment income                            1,185,397         209,005         201,937
-----------------------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities, foreign currencies and futures contracts        16,786,046      13,624,413      11,670,526
-----------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                           110,018,826      27,232,047      26,977,459
-----------------------------------------------------------------------------------------------------------
                                                              $766,462,613    $128,548,354    $106,414,710
===========================================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios:
AIM Blue Chip Fund, AIM Aggressive Growth Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, and AIM Weingarten Fund. The Fund currently offers three different classes of shares: the Class A shares, Class B shares and the Class C shares. Class C shares commenced sales on August 4, 1997. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by such shareholders. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is long-term growth of capital. Information presented in these financial statements pertains only to the Fund.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as in the case of some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translation--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Securities Transactions, Investment Income and Distributions--Securities transactions are recorded on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date paid annually. On October 31, 1997, undistributed net investment income was increased by $8,772 and undistributed net realized gains decreased by $8,772 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
G. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees for two years to the extent necessary to keep the annual expense ratio for Class A shares at 1.31% for such period. During the year ended October 31, 1997, AIM voluntarily waived advisory fees in the amounts of $100,380.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1997, AIM was reimbursed $73,653 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the year ended October 31, 1997, AFS was paid $497,304 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan"), the Fund's Class B shares (the "Class B Plan") and the Fund's Class C shares (the "Class C Plan") (collectively, the "Plans"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.35% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the year ended October 31, 1997 for the Class A shares and Class B shares and the period August 4, 1997 (date sales commenced) through October 31, 1997 the Class C shares paid AIM Distributors $1,128,115, $1,268,502, and $4,842 respectively, as compensation pursuant to the Plans.
  AIM Distributors received commissions of $1,139,512 from sales of Class A shares of the Fund during the year ended October 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1997, AIM Distributors received commissions of $50,289 in contingent deferred sales charges imposed on redemption of Fund Shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1997, the Fund paid legal fees of $4,723, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund which reduced the Fund's expenses by $2,729 during the year ended October 31, 1997. The Fund also received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodial fees of $5,443 and $2,550, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $10,722 during the year ended October 31, 1997.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lessor of (i) $325,000,000 or (ii) the limit set by its prospectus for borrowings. During the year ended October 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended October 31, 1997 was $677,575,974 and $167,965,875, respectively.
The amount of unrealized appreciation (depreciation) of investment securities on a tax basis is as follows:


Aggregate unrealized appreciation
  of investment securities           $119,477,923
-------------------------------------------------
Aggregate unrealized (depreciation)
  of investment securities             (8,899,599)
-------------------------------------------------
Net unrealized appreciation of
  investment securities              $110,578,324
=================================================

  Costs of investments for tax purposes is $650,230,353.

NOTE 7-FUTURES CONTRACTS

On October 31, 1997, $1,451,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                           UNREALIZED
                       NO. OF            MONTH/          APPRECIATION/
   CONTRACT           CONTRACTS        COMMITMENT        (DEPRECIATION)
   --------           ---------        ----------        --------------
S&P 500 Index             75            Dec. '97           $ (981,375)

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the year ended October 31, 1997, the one month ended October 31, 1996 and the year ended September 30, 1996 were as follows:

                                                          OCTOBER 31, 1997           OCTOBER 31, 1996        SEPTEMBER 30, 1996
                                                     --------------------------   ----------------------   ----------------------
                                                       SHARES        AMOUNT        SHARES      AMOUNT       SHARES      AMOUNT
                                                     ----------   -------------   --------   -----------   --------   -----------
Sold:
  Class A                                            16,335,583   $ 455,558,096    620,358   $16,142,093   1,504,902  $36,636,393
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                             8,938,415     251,600,263    313,256     8,163,778         --            --
---------------------------------------------------------------------------------------------------------------------------------
  Class C*                                              130,145       4,084,511         --            --         --            --
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                               475,797      11,419,078         --            --    178,537     4,200,245
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                59,879       1,437,104         --            --         --            --
---------------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                            (5,338,702)   (152,365,745)  (165,098)   (4,320,578)  (513,296)  (12,630,902)
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                              (714,558)    (20,686,834)    (2,577)      (67,192)        --            --
---------------------------------------------------------------------------------------------------------------------------------
  Class C*                                               (1,794)        (57,018)        --            --         --            --
---------------------------------------------------------------------------------------------------------------------------------
                                                     19,884,765   $ 550,989,455    765,939   $19,918,101   1,170,143  $28,205,736
=================================================================================================================================

* Class C shares commenced sales on August 4, 1997.

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the year ended October 31, 1997, the one month ended October 31, 1996 and each of the years in the four-year period ended September 30, 1996, for a share of Class B capital stock outstanding during the year ended October 31, 1997 and the period October 1, 1996 (date sales commenced) through October 31, 1996, and for a share of Class C capital stock outstanding during the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                          OCTOBER 31,                          SEPTEMBER 30,
                                                  --------------------------    ---------------------------------------------
                                                    1997             1996        1996(a)       1995        1994        1993
                       CLASS A:                   ---------        ---------    ---------    --------    --------    --------
Net asset value, beginning of period              $   26.08        $   25.56    $   23.83    $  19.22    $  18.89    $  18.24
------------------------------------------------  ---------        ---------    ---------    --------    --------    --------
Income from investment operations:
    Net investment income                              0.17(b)            --         0.33        0.14        0.15        0.19
------------------------------------------------  ---------        ---------    ---------    --------    --------    --------
    Net gains on securities (both realized and
      unrealized)                                      6.93             0.52         4.61        5.05        1.24        0.63
------------------------------------------------  ---------        ---------    ---------    --------    --------    --------
        Total from investment operations               7.10             0.52         4.94        5.19        1.39        0.82
------------------------------------------------  ---------        ---------    ---------    --------    --------    --------
Less distributions:
    Dividends from net investment income              (0.05)              --        (0.21)      (0.12)      (0.21)      (0.17)
------------------------------------------------  ---------        ---------    ---------    --------    --------    --------
    Distributions from net realized gains             (2.17)              --        (3.00)      (0.46)      (0.85)         --
------------------------------------------------  ---------        ---------    ---------    --------    --------    --------
        Total distributions                           (2.22)              --        (3.21)      (0.58)      (1.06)      (0.17)
------------------------------------------------  ---------        ---------    ---------    --------    --------    --------
Net asset value, end of period                    $   30.96        $   26.08    $   25.56    $  23.83    $  19.22    $  18.89
================================================  =========        =========    =========    ========    ========    ========
Total return(c)                                       29.68%            2.04%       22.39%      27.84%       7.69%       4.54%
================================================  =========        =========    =========    ========    ========    ========
Ratios/supplement data:
Net assets, end of period (000s omitted)          $ 498,178        $ 120,448    $ 106,415    $ 71,324    $ 60,115    $ 65,112
================================================  =========        =========    =========    ========    ========    ========
Ratio of expenses to average net assets(d)             1.31%(e)(f)      1.30%(g)     1.26%        1.3%        1.4%        1.3%
================================================  =========        =========    =========    ========    ========    ========
Ratio of net investment income to average net
  assets(h)                                            0.50%(e)         0.12%(g)      0.53%       0.7%        0.8%        1.0%
================================================  =========        =========    =========    ========    ========    ========
Portfolio turnover rate                                  43%              10%          58%         17%         13%         25%
================================================  =========        =========    =========    ========    ========    ========
Average brokerage commission rate paid(i)         $  0.0619        $  0.0665    $  0.0696         N/A         N/A         N/A
================================================  =========        =========    =========    ========    ========    ========

(a) The Fund changed investment advisors on June 3, 1996.

(b) Calculated using average shares outstanding.

(c) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.32%, 1.37% (annualized) and 1.28% for the periods 1997-1996, and September 30, 1996, respectively.

(e) Ratios are based on average net assets of $322,318,404.

(f) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.

(g) Annualized.

(h) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 0.49%, 0.05% (annualized) and 0.51% for the periods 1997-1996 and September 30, 1996, respectively.

(i) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                 1997                 1996
CLASS B:                                                       --------             --------
Net asset value, beginning of period                           $  26.07             $  25.56
------------------------------------------------------------   --------             --------
Income from investment operations:
   Net investment income                                          (0.03)(a)            (0.01)
------------------------------------------------------------   --------             --------
   Net gains on securities (both realized and unrealized)          6.92                 0.52
------------------------------------------------------------   --------             --------
       Total from investment operations                            6.89                 0.51
------------------------------------------------------------   --------             --------
Less distributions:
   Dividends from net investment income                           (0.03)                  --
------------------------------------------------------------   --------             --------
   Distributions from net realized gains                          (2.17)                  --
------------------------------------------------------------   --------             --------
       Total distributions                                        (2.20)                  --
------------------------------------------------------------   ========             ========
Net asset value, end of period                                 $  30.76             $  26.07
============================================================   ========             ========
Total return(b)                                                   28.81%                2.00%
============================================================   ========             ========
Ratios/supplement data:
Net assets, end of period (000s omitted)                       $264,337             $  8,101
============================================================   ========             ========
Ratio of expenses to average net assets(c)                         2.09%(d)(e)          2.01%(f)
============================================================   ========             ========
Ratio of net investment income (loss) to average net
 assets(g)                                                        (0.28)%(d)           (0.58)%(f)
============================================================   ========             ========
Portfolio turnover rate                                              43%                  10%
============================================================   ========             ========
Average brokerage commission rate paid(h)                      $ 0.0619             $ 0.0665
============================================================   ========             ========

(a)  Calculated using average shares outstanding.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.12% and 2.08% (annualized) for the periods 1997-1996, respectively.
(d)  Ratios are based on average net assets of $126,850,228.
(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 2.10%.
(f)  Annualized.
(g) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.31)% and (0.65)% (annualized) for the periods 1997-1996, respectively.
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                 1997
                          CLASS C:                            ----------
Net asset value, beginning of period                           $  31.72
------------------------------------------------------------   --------
Income from investment operations:
   Net investment income                                          (0.01)(a)
------------------------------------------------------------   --------
   Net gains (losses) on securities (both realized and
     unrealized)                                                  (0.96)
------------------------------------------------------------   --------
       Total from investment operations                           (0.97)
------------------------------------------------------------   --------
Less distributions:
   Dividends from net investment income                              --
------------------------------------------------------------   --------
   Distributions from net realized gains                             --
------------------------------------------------------------   --------
       Total distributions                                           --
============================================================   ========
Net asset value, end of period                                 $  30.75
============================================================   ========
Total return(b)                                                   (3.06)%
============================================================   ========
Ratios/supplement data:
Net assets, end of period (000s omitted)                       $  3,947
============================================================   ========
Ratio of expenses to average net assets(c)                         2.09%(d)(e)
============================================================   ========
Ratio of net investment income (loss) to average net
 assets(f)                                                        (0.28)%(d)
============================================================   ========
Portfolio turnover rate                                              43%
============================================================   ========
Average brokerage commission rate paid(g)                      $ 0.0619
============================================================   ========

(a)  Calculated using average shares outstanding.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.12% (annualized).
(d) Ratios are annualized and based on average net assets of $1,985,899.
(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(f) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements was (0.31)% annualized).
(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                          INDEPENDENT AUDITORS' REPORT

           To the Shareholders and Board of Directors
           AIM Blue Chip Fund:

           We have audited the accompanying statements of assets and liabilities of AIM Blue Chip Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year ended October 31, 1997, the one month period ended October 31, 1996, and the year ended September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year period ended September 30, 1995 were audited by other auditors whose report thereon, dated October 25, 1995, expressed an unqualified opinion on those financial highlights.

                We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Blue Chip Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year ended October 31, 1997, the one-month ended October 31, 1996, and the year ended September 30, 1996 in conformity with generally accepted accounting principles.

                                            KPMG Peat Marwick LLP

           Houston, Texas
           December 5, 1997

SUPPLEMENTAL PROXY INFORMATION
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the AIM Equity Funds, Inc. (the "Company") was held on February 7, 1997 at the offices of A I M Management Group Inc., 11 Greenway Plaza, Houston, Texas. The meeting was held for the following purposes:

(1) To elect Directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement between the AIM Blue Chip Fund (the "Fund") and A I M Advisors, Inc.

(3) To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the Company's fiscal year ending October 31, 1997.

The results of the proxy solicitation on the above matters were as follows:

                                                                                          Votes             Withhold/
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------            -------           -----------
(1)  Charles T. Bauer............................................  618,811,245                N/A          19,923,485
     Bruce L. Crockett...........................................  619,427,685                N/A          19,307,045
     Owen Daly II................................................  618,919,919                N/A          19,814,811
     Carl Frischling.............................................  619,275,356                N/A          19,459,374
     Robert H. Graham............................................  619,431,576                N/A          19,303,154
     John F. Kroeger.............................................  618,878,096                N/A          19,856,634
     Lewis F. Pennock............................................  619,272,998                N/A          19,461,732
     Ian W. Robinson.............................................  618,944,840                N/A          19,789,890
     Louis S. Sklar..............................................  619,462,714                N/A          19,272,016
(2)  Approval of Master Investment Advisory Agreement............    4,528,722             62,834             129,363
(3)  KPMG Peat Marwick LLP.......................................  609,690,634          5,519,782          23,524,314

                                                            Directors & Officers

BOARD OF DIRECTORS                            OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                11 Greenway Plaza
Chairman                                      Chairman                                        Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                       INVESTMENT ADVISOR
Director,
ACE Limited;                                  John J. Arthur                                  A I M Advisors, Inc.
Formerly Director, President, and Chief       Senior Vice President and Treasurer             11 Greenway Plaza
Executive Officer                                                                             Suite 100
COMSAT Corporation                            Gary T. Crum                                    Houston, TX 77046
                                              Senior Vice President
Owen Daly II                                                                                  TRANSFER AGENT
Director                                      Carol F. Relihan
Cortland Trust Inc.                           Senior Vice President                           A I M Fund Services, Inc.
                                              and Secretary                                   P.O. Box 4739
Jack Fields                                                                                   Houston, TX 77210-4739
Formerly Member of the                        Jonathan C. Schoolar
U.S. House of Representatives                 Vice President                                  CUSTODIAN

Carl Frischling                               Melville B. Cox                                 State Street Bank & Trust Company
Partner                                       Vice President                                  225 Franklin Street
Kramer, Levin, Naftalis & Frankel                                                             Boston, MA 02110
                                              Dana R. Sutton
Robert H. Graham                              Vice President and Assistant Treasurer          COUNSEL TO THE FUND
President and Chief Executive Officer
A I M Management Group Inc.                   P. Michelle Grace                               Ballard Spahr
                                              Assistant Secretary                             Andrews & Ingersoll
John F. Kroeger                                                                               1735 Market Street
Formerly Consultant                           Nancy L. Martin                                 Philadelphia, PA 19103
Wendell & Stockel Associates, Inc.            Assistant Secretary
                                                                                              COUNSEL TO THE DIRECTORS
Lewis F. Pennock                              Ofelia M. Mayo
Attorney                                      Assistant Secretary                             Kramer, Levin, Naftalis & Frankel
                                                                                              919 Third Avenue
Ian W. Robinson                               Kathleen J. Pflueger                            New York, NY 10022
Consultant; Formerly Executive                Assistant Secretary
Vice President and                                                                            DISTRIBUTOR
Chief Financial Officer                       Samuel D. Sirko
Bell Atlantic Management                      Assistant Secretary                             A I M Distributors, Inc.
Services, Inc.                                                                                11 Greenway Plaza
                                              Stephen I. Winer                                Suite 100
Louis S. Sklar                                Assistant Secretary                             Houston, TX 77046
Executive Vice President
Hines Interests                               Mary J. Benson                                  AUDITORS
Limited Partnership                           Assistant Treasurer
                                                                                              KPMG Peat Marwick LLP
                                                                                              700 Louisiana
                                                                                              Houston, TX  77002



REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Blue Chip Fund Class A and Class B shares paid ordinary dividends in the amount of $0.122 and $0.032, respectively, to shareholders during the Fund's tax year ended October 31, 1997. Of these amounts, 100% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $2.168 per share for Class A and Class B shares during the year ended October 31, 1997.

STATE TAX INFORMATION

Of the total ordinary dividends paid, 22.69% for Class A shares and Class B shares were derived from U.S. Treasury obligations.

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM Global Aggressive Growth Fund

                                                                       GROWTH OF CAPITAL
                                                                       AIM Advisor International Value Fund
                 [PHOTO OF                                             AIM Blue Chip Fund
              11 GREENWAY PLAZA                                        AIM Global Growth Fund
               APPEARS HERE]                                           AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Fund

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund
                                                                       AIM Limited Maturity Treasury Fund
                                                                       AIM Money Market Fund
                                                                       AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the             *AIM Aggressive Growth Fund was closed to new investors on
mutual fund industry since 1976 and managed approximately              June 5, 1997.  For more complete information about any AIM
$82 billion in assets for more than 3.6 million shareholders,          Fund(s), including sales charges and expenses, ask your
including individual investors, corporate clients, and financial       financial consultant or securities dealer for a free
institutions as of September 30, 1997. The AIM Family of               prospectus(es). Please read the prospectus(es) carefully
Funds--Registered Trademark-- is distributed nationwide, and           before you invest or send money.
AIM today ranks among the nation's top 15 mutual fund
companies in assets under management, according to Lipper                             INVEST WITH DISCIPLINE(SM)
Analytical Services, Inc.

[AIM LOGO APPEARS HERE]                                                                        -----------------
                                                                                                  BULK RATE
A I M Distributors, Inc.                                                                         U.S. POSTAGE
11 Greenway Plaza, Suite 100                                                                         PAID
Houston, TX 77046                                                                                 HOUSTON, TX
                                                                                                Permit No. 1919
                                                                                               -----------------



